QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.2

Certification Pursuant To 18 U.S.C. Section 1350

        In connection with the Annual Report of Polymer Group, Inc. (the "Company") on Form 10-K for the fiscal year ended January 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Willis C. Moore III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2005	/s/ WILLIS C. MOORE, III Willis C. Moore, III Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

Certification Pursuant To 18 U.S.C. Section 1350